EXHIBIT 14

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Chief Financial Officer and Senior Vice President of the Board of Peoples Benefit Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Peoples Benefit Life Insurance Company Separate Account IV	Vanguard Variable Annuity	33-36073
Peoples Benefit Life Insurance Company Separate Account V	Advisor’s Edge Variable Annuity	33-80958
Peoples Benefit Life Insurance Company Separate Account V	Advisor’s Edge Select Variable Annuity	33-80958

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2007.

/s/ Darryl D. Button
Darryl D. Button
Director, Chief Financial Officer and
Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and President of the Board of Peoples Benefit Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Peoples Benefit Life Insurance Company Separate Account IV	Vanguard Variable Annuity	33-36073
Peoples Benefit Life Insurance Company Separate Account V	Advisor’s Edge Variable Annuity	33-80958
Peoples Benefit Life Insurance Company Separate Account V	Advisor’s Edge Select Variable Annuity	33-80958

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2007.

/s/ Marilyn Carp
Marilyn Carp
Director and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Executive Vice President and Chief Operating Officer of the Board of Peoples Benefit Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Peoples Benefit Life Insurance Company Separate Account IV	Vanguard Variable Annuity	33-36073
Peoples Benefit Life Insurance Company Separate Account V	Advisor’s Edge Variable Annuity	33-80958
Peoples Benefit Life Insurance Company Separate Account V	Advisor’s Edge Select Variable Annuity	33-80958

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2007.

/s/ Brenda K. Clancy
Brenda K. Clancy
Director, Executive Vice President and Chief Operating Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Vice President, and Director of Tax of the Board of Peoples Benefit Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Peoples Benefit Life Insurance Company Separate Account IV	Vanguard Variable Annuity	33-36073
Peoples Benefit Life Insurance Company Separate Account V	Advisor’s Edge Variable Annuity	33-80958
Peoples Benefit Life Insurance Company Separate Account V	Advisor’s Edge Select Variable Annuity	33-80958

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2007.

/s/ Kathleen M. Modzelewski
Kathleen M. Modzelewski
Director, Vice President, and Director of Tax

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Executive Vice President and Chairman of the Board of Peoples Benefit Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Peoples Benefit Life Insurance Company Separate Account IV	Vanguard Variable Annuity	33-36073
Peoples Benefit Life Insurance Company Separate Account V	Advisor’s Edge Variable Annuity	33-80958
Peoples Benefit Life Insurance Company Separate Account V	Advisor’s Edge Select Variable Annuity	33-80958

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2007.

/s/ Larry N. Norman
Larry N. Norman
Director, Executive Vice President and Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Vice President of the Board of Peoples Benefit Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Peoples Benefit Life Insurance Company Separate Account IV	Vanguard Variable Annuity	33-36073
Peoples Benefit Life Insurance Company Separate Account V	Advisor’s Edge Variable Annuity	33-80958
Peoples Benefit Life Insurance Company Separate Account V	Advisor’s Edge Select Variable Annuity	33-80958

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2007.

/s/ Brian A. Smith
Brian A. Smith
Director and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Senior Vice President, Secretary and General Counsel of the Board of Peoples Benefit Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Peoples Benefit Life Insurance Company Separate Account IV	Vanguard Variable Annuity	33-36073
Peoples Benefit Life Insurance Company Separate Account V	Advisor’s Edge Variable Annuity	33-80958
Peoples Benefit Life Insurance Company Separate Account V	Advisor’s Edge Select Variable Annuity	33-80958

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2007.

/s/ Craig D. Vermie
Craig D. Vermie
Director, Senior Vice President, Secretary and General Counsel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Treasurer and Senior Vice President, Finance of the Board of Peoples Benefit Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Peoples Benefit Life Insurance Company Separate Account IV	Vanguard Variable Annuity	33-36073
Peoples Benefit Life Insurance Company Separate Account V	Advisor’s Edge Variable Annuity	33-80958
Peoples Benefit Life Insurance Company Separate Account V	Advisor’s Edge Select Variable Annuity	33-80958

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2007.

/s/ Martha A. McConnell
Martha A. McConnell
Treasurer and Senior Vice President, Finance

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Corporate Controller and Vice President of the Board of Peoples Benefit Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Peoples Benefit Life Insurance Company Separate Account IV	Vanguard Variable Annuity	33-36073
Peoples Benefit Life Insurance Company Separate Account V	Advisor’s Edge Variable Annuity	33-80958
Peoples Benefit Life Insurance Company Separate Account V	Advisor’s Edge Select Variable Annuity	33-80958

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2007.

/s/ Eric J. Martin
Eric J. Martin
Corporate Controller and Vice President